                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  January 27, 1999




                                    YAHOO! INC.
              (Exact name of registrant as specified in its charter)

                                      0-26822
                             (Commission File Number)

               CALIFORNIA                           77-0398689
     (State or other jurisdiction of    (I.R.S. Employer Identification No.)
     incorporation or organization)

                              3420 CENTRAL EXPRESSWAY
                           SANTA CLARA, CALIFORNIA 95051
              (Address of principal executive offices, with zip code)

                                   (408) 731-3300
               (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

On January 28, 1999, Yahoo! Inc. ("Yahoo!") and GeoCities anounced that they had entered into an Agreement and Plan of Merger, dated as of January 27, 1999 (the "Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of Yahoo! with and into GeoCities (the "Merger") pursuant to which GeoCities will become a wholly-owned subsidiary of Yahoo!. A copy of the joint press release of Yahoo! and GeoCities with respect to the Merger is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          99.1   Press Release dated January 28, 1999.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   YAHOO! INC.



Date:  January 28, 1999            By:  /s/ Gary Valenzuela
                                        -----------------------------
                                        Gary Valenzuela
                                        Senior Vice President, Finance and
                                        Administration, and Chief Financial
                                        Officer

                                 INDEX TO EXHIBITS



EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
99.1 Press Release dated January 28, 1999 announcing the execution of the Agreement and Plan of Merger.